february 10

Exhibit 99.2

UNAUDITED Pro Forma COMBINED FINANCIAL STATEMENTS

            The following Unaudited Pro Forma Combined Financial Statements of W Candy, Inc. ("W-Candy") and China Southern Bio-Pharma, Inc. ("CSBP") give effect to the merger between W-Candy and CSBP under the purchase method of accounting prescribed by Financial Accounting Standards Board 141, Business Combinations. The acquisition of China Southern Bio-Pharma by W-Candy has been accounted for as a reverse acquisition under the purchase method for business combinations. The combination of the two companies is recorded as a recapitalization of W Candy pursuant to which CSBP is treated as the continuing entity. These pro-forma combined financial statements are presented for illustrative purposes only. The Pro Forma adjustments are based upon available information and assumptions that management believes are reasonable. The Unaudited Pro Forma Combined Financial Statements do not purport to represent what the results of operations or financial position of CSBP would actually have been if the merger had in fact occurred on January 1, 2005, nor do they purport to project the results of operations or financial position of CSBP for any future period or as of any date, respectively.

            These Unaudited Pro Forma Combined Financial Statements do not give effect to any restructuring costs or to any potential cost savings or other operating efficiencies that could result from the merger between W-Candy and CSBP.

            The financial statements of W-Candy for the year ended December 31, 2005 are derived from audited financial statements and are included in the Form 10-KSB as filed by W-Candy with the Securities and Exchange Commission. The financial statements of W-Candy for the nine months ended September 30, 2006 are derived from unaudited financial statements and are included in the Form 10-QSB as filed by W-Candy with the Securities and Exchange Commission.

            You should read the financial information in this section along with W-Candy's Financial Statements and accompanying notes in prior Securities and Exchange Commission filings.

                                  W-Candy, Inc.
                         Pro Forma Combined Balance Sheet
                                September 30, 2006
                                   (Unaudited)

                                                                           W-Candy,    China Southern       Pro Forma    Pro Forma
                                                                            Inc.       Bio-Pharma, Inc.   Adjustments     Combined
                                                                         ----------   ---------------------------------------------
                                      ASSETS
Current Assets:
Cash and cash equivalents                                                  $ 4,905         $ 25,529            $ -        $ 30,434
Accounts receivable, net of allowance for doubtful accounts                      -           43,470              -          43,470
Other receivable                                                                 -           18,558              -          18,558
Inventories                                                                      -           60,600              -          60,600
Prepaid expenses                                                                 -          206,844              -         206,844
                                                                         ----------   --------------   ------------    ------------
  Total current assets                                                        4,905           355,001               -      359,906

  Property and equipment, net of accumulated depreciation                        -        2,327,162              -       2,327,162
  Land Use Rights, net of accumulated amortization                               -          540,445              -         540,445
                                                                        ----------   --------------   ------------    ------------

     Total assets                                                          $ 4,905      $ 3,222,608            $ -     $ 3,227,513
                                                                        ==========   ==============   ============    ============


LIABILITIES AND STOCKHOLDERS' (DEFICIT) EQUITY

Current Liabilities:
  Accounts payable                                                            $ -        $ 929,004            $ -       $ 929,004
 Accrued expenses                                                               -          349,546              -         349,546
 Advances from customers                                                        -          167,089              -         167,089
  Due to related party                                                          -        2,536,275              -       2,536,275
                                                                       ----------   --------------   ------------    ------------

     Total current liabilities                                                  -        3,981,914            -         3,981,914

Stockholders' (Deficit) Equity:

  Preferred stock, 25,000,000 shares authorized, 1,000,000
   issued and outstanding                                                   1,000                -              -           1,000
  Common stock, 100,000,000 shares authorized, 1,626,000
  issued and outstanding, 6,626,000 issued and
  outstanding (Pro Forma)                                                   1,626                -          5,000  (1)      6,626
  Common stock, 80,000,000 shares authorized, 54,307,725
  issued and outstanding                                                6,558,904     (6,558,904) (1)          -
  Additional paid-in capital                                               73,874              105      6,482,309  (1)  6,556,288
  Accumulated deficit                                                     (71,595)      (7,299,037)        71,595  (1) (7,299,037)
  Other comprehensive loss - foreign currency                                   -          (19,278)             -         (19,279)
                                                                        ----------   --------------   ------------    ------------

     Total stockholders' (deficit) equity                                   4,905         (759,307)             -        (754,402)
                                                                       ----------   --------------   ------------    ------------

     Total liabilities and stockholders' (deficit) equity                 $ 4,905      $ 3,222,608            $ -     $ 3,227,513
                                                                       ==========   ==============   ============    ============



              See Notes to Unaudited Pro Forma Financial Statements.

                                  W-Candy, Inc.
                    Pro Forma Combined Statement of Operations
                  For the Nine-Months Ended September 30, 2006
                                   (Unaudited)


                                                         W-Candy,         China Southern        Pro Forma            Pro Forma
                                                           Inc.           Bio-Pharma, Inc.     Adjustments          Combined
                                                     -----------------   ------------------ --------------- ---------------------

Revenues                                                      $     -         $   50,613              $ -            $  50,613

Cost of revenues                                                    -            101,492                -              101,492
                                                     -----------------   ----------------   --------------     ----------------

Gross profit:                                                       -            (50,879)               -              (50,879)
                                                     -----------------   ----------------   --------------     ----------------

Operating expenses:
  Sales, general and administrative                             6,550            318,704                               325,254
                                                     -----------------   ----------------   --------------     ----------------
     Total operating expenses                                   6,550            318,704                -              325,254
                                                     -----------------   ----------------   --------------     ----------------

     Operating (loss) income                                   (6,550)          (369,583)               -             (376,133)

                                                     -----------------   ----------------   --------------     ----------------

Net loss                                                     $ (6,550)        $ (369,583)             $ -           $ (376,133)
                                                     =================   ================   ==============     ================

Loss per common share - Basic and diluted                                                                           $    (0.06)
                                                                                                                ================

Weighted common shares outstanding - Basic and diluted                                                               6,626,000
                                                                                                                ================




              See Notes to Unaudited Pro Forma Financial Statements.
                                       -3-


                                  W-Candy, Inc.
                        Pro Forma Combined Statement of Operations
                      For the Year Ended December 31, 2005
                                   (Unaudited)



                                                     W-Candy       China Southern     Pro Forma           Pro Forma
                                                      Inc.         Bio-Pharma, Inc.   Adjustments         Combined
                                                 ----------------   --------------   ---------------- -----------------

Revenues                                               $       -        $   1,947             $ -             $ 1,947

Cost of revenues                                               -              688               -                 688
                                                 ----------------   --------------   -------------     ---------------

Gross profit                                                   -            1,259               -               1,259
                                                 ----------------   --------------   -------------     ---------------

Operating expenses:
  Sales, general and administrative                       16,607          197,681              -             214,288
    Write-down of Inventory and Other Assets                   -           56,981              -              56,981
                                                 ----------------       ---------    -------------      -------------
     Total operating expenses                             16,607          254,662              -             271,269
                                                 ----------------   --------------   -------------     ---------------

     Operating (loss) income                             (16,607)        (253,403)             -            (270,010)

                                                    ----------------   --------------   -------------     ---------------

Net loss                                               $ (16,607)      $ (253,403)           $ -          $ (270,010)
                                                 ================   ==============   =============     ===============

Loss per common share - Basic and diluted                                                                 $    (0.04)
                                                                                                       ===============

Weighted common shares outstanding - Basic and diluted                                                     6,626,000
                                                                                                       ===============


              See Notes to Unaudited Pro Forma Financial Statements.

                                  W-Candy, Inc.
                Notes to Pro Forma Combined Financial Statements
                                   (Unaudited)

                         NOTE 1 - BASIS OF PRESENTATION

The accompanying Pro Forma condensed combined financial statements present the combined financial position and results of operations of W-Candy, Inc., a Florida Corporation ("W-Candy"), and China Southern Bio-Pharma, Inc., a Florida Corporation ("CSBP").

CSBP operates through its 51% owned subsidiary Yunnan Jiaoxiong Pharmaceutical Co., Ltd.

NOTE 2 - Pro Forma ENTRIES

The Pro Forma condensed combined financial statements give effect to the following adjustments:

            (1) To record the issuance of 5,000,000 shares and to record the reverse acquisition of W-Candy and CSBP.